EXHIBIT 10.25.1

                        LETTER OF CREDIT NUMBER F842227

AMENDMENT DATE:  AUGUST 23, 2006

APPLICANT:
CAI, L.P.
3295 COLLEGE STREET
BEAUMONT, TX  77701
CONN FUNDING II, LP
3295 COLLEGE STREET
BEAUMONT, TX  77701

BENEFICIARY:
WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION, AS TRUSTEE
MAC N9311-161, SIXTH STREET AND
MARQUETTE AVENUE
MINNEAPOLIS, MN 55479


THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE MENTIONED CREDIT AND MUST BE ATTACHED THERETO.

                                AMENDMENT NO. 005

EXPIRATION DATE NOW READS AUGUST 31, 2007.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.
PLEASE DIRECT ALL INQUIRIES TO:

SUNTRUST BANK
ATTN: STANDBY LETTER OF CREDIT DEPARTMENT
25 PARK PLACE, 16TH FLOOR, MC 3706
ATLANTA, GEORGIA  30303
PHONE: 800-951-7847 OPTION 3.

SINCERELY,

SUNTRUST BANK
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